Supplement, dated September 20, 2007, to the
                       Prospectuses, dated March 1, 2007,
                                       for
                          Seligman Frontier Fund, Inc.
                                  (the "Fund")

The following change is effective immediately.

The following information supersedes and replaces the second and third paragraphs under the heading "Principal Investment Strategies" on page 1 of the Prospectuses (the information in the text box containing the definition of "Small Companies" has not changed, and is restated for your convenience only):

Although the Fund may invest in the securities of any company, the Fund invests at least 65% of its total assets, determined at the time of investment, in equity securities of small US companies. Companies are selected for their growth prospects. The Fund uses a bottom-up stock selection approach. This means that the investment manager concentrates on individual company fundamentals, rather than on a particular market sector. The investment manager may select investments for either their short, medium or long-term prospects. In selecting investments for the Fund, the investment manager maintains a disciplined investment process that focuses on downside risks as well as upside potential and seeks to identify companies that it believes display attractive growth, profitability or valuation characteristics, including one or more of the following:

o  Positive earnings and/or earnings growth rate
o  Positive revenue growth
o  Positive operating cash flows
o  Quality management
o  Unique competitive advantages

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Small Companies:

Companies with market capitalization, at the time of purchase by the Fund, of $2 billion or less.
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The Fund generally sells a stock if the investment  manager  believes its target price is reached, its valuation becomes excessive, its earnings or revenue growth are disappointing, its underlying fundamentals have deteriorated, or more attractive investment opportunities are believed to be available.